UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 12, 2022 (August 10, 2022)

NRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements and Completed Interim Review

In connection with the preparation of our condensed, consolidated financial statements for the quarter ended June 30, 2022, the Company determined that the accounting for the contingent features of substitute warrants issued pursuant to the May 24, 2021 Merger Agreement (the “Merger”) between Big Rock Partners Acquisition Corp. (now renamed NRx Pharmaceuticals) and NeuroRx, Inc. and reported in our previously filed Quarterly Reports on Form 10-Q for the periods ended June 30, 2021 and September 30, 2021 (collectively the “Affected Periods”) was incorrect.

The error had no impact on our cash balances or operating cash flows for the Affected Periods. The error did not have a material impact on the Company's annual consolidated financial statements included in its 2021 Form 10-K.

Certain substitute warrants that were equity-classified at the time of the Merger should have been recognized at fair value as a liability-classified derivative instrument as of the date of the Merger. The impact of the error on our June 30, 2021 condensed consolidated statements of operations is: (i) a $15.9 million reduction in the net loss from $16.0 million to $0.1 million for the three months ended June 30, 2021 and from $41.5 million to $25.6 million for the six months ended June 30, 2021, and (ii) an increase in the net loss of $16.3 million from $20.8 million to $37.0 million for the three months ended September 30, 2021 and $0.4 million from $62.3 million to $62.7 million for the nine months ended September 30, 2021. The impact of the error on the Company’s condensed consolidated statement financial position as of June 30, 2021 is an increase to warrant liabilities of approximately $22.3 million, a decrease to additional paid-in capital of approximately $38.2 million and a decrease in accumulated deficit of approximately $15.9 million. The impact of the error on the Company’s condensed consolidated statement financial position as of September 30, 2021 is an increase to warrant liabilities of approximately $0.5 million, a decrease to additional paid-in capital of approximately $0.1 million and an increase in accumulated deficit of approximately $0.4 million.

While the accounting for this transaction was reviewed by outside parties prior to the Affected Periods filings, on August 10, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, after discussion with its independent registered public accounting firm, KPMG LLP and its legal advisors, concluded that the Company’s previously issued unaudited condensed consolidated financial statements for the Affected Periods should be restated to correct the errors noted above. The Company has determined that these errors were caused by a material weakness. The material weakness was due to ineffective risk assessment related to review procedures for complex transactions. This led to a deficiency in the design and implementation of appropriate review controls for complex warrant transactions. The material weakness resulted in a restatement of its financial statements to reclassify the Company’s Substitute Warrants as described in the Explanatory Note to this Quarterly Report.

Therefore, previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results for the Affected Periods should no longer be relied upon. The Company intends to promptly file restated unaudited interim financial statements for the Affected Periods on Form 10-Q/A with the above stated corrections.

The following tables summarize the effect of the restatement on each financial statement line item as of the dates, and for the period, indicated (in thousands, except share and per share amounts):

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Condensed Consolidated Balance Sheet as of June 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
Warrant liabilities	$515	$22,330	$22,845
Total current liabilities	35,472	22,330	57,802
Total liabilities	35,984	22,330	58,314
Additional paid-in capital	114,191	(38,220)	75,971
Accumulated deficit	(131,677)	15,890	(115,787)
Total stockholders' equity (deficit)	(17,437)	(22,330)	(39,767)

Condensed Consolidated Statement of Operations for the three months ended June 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
Change in fair value of warrant liabilities	$(1,469)	$(15,890)	$(17,359)
Total other (income) expenses	(1,109)	(15,890)	(16,999)
Income (loss) before tax	(16,008)	15,890	(118)
Net income (loss)	(16,008)	15,890	(118)
Net income (loss) attributable to common stockholders	(271,830)	15,890	(255,940)
Net earnings (loss) per share, basic	$(0.38)	$0.38	$0.00
Net earnings (loss) per share, diluted	$(0.38)	$(0.03)	$(0.41)
Net earnings (loss) per share attributable to common stockholders, basic	$(6.51)	$0.38	$(6.13)
Net earning (loss) per share attributable to common stockholders, diluted	$(6.51)	$0.08	$(6.43)
Weighted average shares outstanding, diluted	41,727,480	766,906	42,494,386

Condensed Consolidated Statement of Operations for the six months ended June 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
Change in fair value of warrant liabilities	$(1,469)	$(15,890)	$(17,359)
Total other (income) expenses	(1,224)	(15,890)	(17,114)
Income (loss) before tax	(41,497)	15,890	(25,607)
Net income (loss)	(41,497)	15,890	(25,607)
Net income (loss) attributable to common stockholders	(297,319)	15,890	(281,429)
Net earnings (loss) per share, basic	$(1.07)	$0.41	$(0.66)
Net earnings (loss) per share, diluted	$(1.07)	$(0.03)	$(1.10)
Net earnings (loss) per share attributable to common stockholders, basic	$(7.68)	$0.41	$(7.27)
Net earning (loss) per share attributable to common stockholders, diluted	$(7.68)	$0.05	$(7.63)
Weighted average shares outstanding, diluted	38,709,614	430,647	39,140,261

Condensed Consolidated Statement of Stockholders' Equity (Deficit) for the six months ended June 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
Effect of Merger and recapitalization, net of redemptions and issuance costs of $1,412,846	$(26,616)	$(38,220)	$(64,836)
Net loss for the three months ended June 30, 2021	(16,008)	15,890	(118)

Condensed Consolidated Statement of Cash Flows for the six months ended June 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(41,497)	$15,890	$(25,607)
Adjustments to reconcile net loss to net cash and used in operating activities:
Change in fair value of warrant liabilities	(1,469)	(15,890)	(17,359)
Supplemental disclosure of cash flow information:
Non-cash investing and financing activities
Reclassification of legacy NeuroRx warrants to warrant liabilities	—	38,220	38,220

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Condensed Consolidated Balance Sheet as of September 30, 2021	As Reported	Adjustment	As Restated
Warrant liabilities	$775	$486	$1,261
Total current liabilities	36,283	486	36,769
Total liabilities	36,283	486	36,769
Additional paid-in capital	161,362	(100)	161,262
Accumulated deficit	(152,450)	(386)	(152,836)
Total stockholders' equity (deficit)	8,967	(486)	8,481

Condensed Consolidated Statement of Operations for the three months ended September 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
Change in fair value of warrant liabilities	$260	$16,276	$16,536
Total other (income) expenses	674	16,276	16,950
Loss before tax	(20,773)	(16,276)	(37,049)
Net loss	(20,773)	(16,276)	(37,049)
Net loss attributable to common stockholders	(20,773)	(16,276)	(37,049)
Net loss per share, basic and diluted	$(0.40)	$(0.32)	$(0.72)
Net loss per share attributable to common stockholders, basic and diluted	$(0.40)	$(0.32)	$(0.72)

Condensed Consolidated Statement of Operations for the nine months ended September 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
Change in fair value of warrant liabilities	$(1,208)	$386	$(822)
Total other (income) expenses	(551)	386	(165)
Loss before tax	(62,270)	(386)	(62,656)
Net loss	(62,270)	(386)	(62,656)
Net loss attributable to common stockholders	(318,092)	(386)	(318,478)
Net loss per share, basic and diluted	$(1.44)	$(0.01)	$(1.45)
Net loss per share attributable to common stockholders, basic and diluted	$(7.35)	$(0.01)	$(7.36)

Condensed Consolidated Statement of Stockholders' Equity (Deficit) for the nine months ended September 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
Effect of Merger and recapitalization, net of redemptions and issuance costs of $1,412,846	$(26,616)	$(38,220)	$(64,836)
Issuance of common stock for exercise of warrants and Unit Purchase Options	9,199	38,120	47,319
Net loss for the three months ended September 30, 2021	(20,773)	(16,276)	(37,049)

Condensed Consolidated Statement of Cash Flows for the nine months ended September 30, 2021 (unaudited)	As Reported	Adjustment	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(62,270)	$(386)	$(62,656)
Adjustments to reconcile net loss to net cash and used in operating activities:
Change in fair value of warrant liabilities	(1,208)	386	(822)
Supplemental disclosure of cash flow information:
Non-cash investing and financing activities
Reclassification of legacy NeuroRx warrants to warrant liabilities	—	38,220	38,220
Reclassification of warrant liability upon exercise of warrant	—	38,120	38,120

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date: August 12, 2022	By:	/s/ Michael Kunz
	Name:	Michael Kunz
	Title:	General Counsel

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